                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Post-Effective Amendment to Registration Statement No. 2-82253 amending such Registration Statement and the related prospectus for the Cincinnati Bell Inc. Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D.
Basket III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Post-Effective Amendment and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1996.


                                               /s/ John F. Barrett
                                               -------------------------
                                               John F. Barrett
                                               Director

STATE OF OHIO      )
                   )SS:
COUNTY OF HAMILTON )


     On the 16th day of December, 1996, personally appeared before me John F. Barrett, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 16th day of December, 1996.


                                               /s/ Mary Janet Edwards
                                               -------------------------
                                               Notary Public

                                                  MARY JANET EDWARDS
                                              Notary Public, State of Ohio
                                           My Commission Expires Feb. 11, 1997

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Post-Effective Amendment to Registration Statement No. 2-82253 amending such Registration Statement and the related prospectus for the Cincinnati Bell Inc. Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D.
Basket III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Post-Effective Amendment and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1996.


                                               /s/ Phillip R. Cox
                                               -------------------------
                                               Phillip R. Cox
                                               Director

STATE OF OHIO      )
                   )SS:
COUNTY OF HAMILTON )


     On the 16th day of December, 1996, personally appeared before me Phillip
R. Cox, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 16th day of December, 1996.


                                               /s/ Mary Janet Edwards
                                               -------------------------
                                               Notary Public

                                                  MARY JANET EDWARDS
                                              Notary Public, State of Ohio
                                          My Commission Expires Feb. 11, 1997

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Post-Effective Amendment to Registration Statement No. 2-82253 amending such Registration Statement and the related prospectus for the Cincinnati Bell Inc. Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D.
Basket III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Post-Effective Amendment and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1996.


                                               /s/ William A. Friedlander
                                               ----------------------------
                                               William A. Friedlander
                                               Director

STATE OF OHIO      )
                   )SS:
COUNTY OF HAMILTON )


     On the 16th day of December, 1996, personally appeared before me William
A. Friedlander, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 16th day of December, 1996.


                                               /s/ Mary Janet Edwards
                                               -------------------------
                                               Notary Public

                                                  MARY JANET EDWARDS
                                              Notary Public, State of Ohio
                                           My Commission Expires Feb. 11, 1997

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Post-Effective Amendment to Registration Statement No. 2-82253 amending such Registration Statement and the related prospectus for the Cincinnati Bell Inc. Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D.
Basket III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Post-Effective Amendment and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1996.


                                               /s/ Roger L. Howe
                                               -------------------------
                                               Roger L. Howe
                                               Director

STATE OF OHIO      )
                   )SS:
COUNTY OF HAMILTON )


     On the 16th day of December, 1996, personally appeared before me Roger
L. Howe, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 16th day of December, 1996.


                                               /s/ Mary Janet Edwards
                                               -------------------------
                                               Notary Public

                                                  MARY JANET EDWARDS
                                              Notary Public, State of Ohio
                                           My Commission Expires Feb. 11, 1997

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Post-Effective Amendment to Registration Statement No. 2-82253 amending such Registration Statement and the related prospectus for the Cincinnati Bell Inc. Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D.
Basket III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Post-Effective Amendment and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1996.


                                               /s/ Rober P. Hummel, M.D.
                                               -------------------------
                                               Robert P. Hummel, M.D.
                                               Director

STATE OF OHIO      )
                   )SS:
COUNTY OF HAMILTON )


     On the 16th day of December, 1996, personally appeared before me Robert
P. Hummel, M.D., to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 16th day of December, 1996.


                                               /s/ Mary Janet Edwards
                                               -------------------------
                                               Notary Public

                                                  MARY JANET EDWARDS
                                              Notary Public, State of Ohio
                                           My Commission Expires Feb. 11, 1997

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Post-Effective Amendment to Registration Statement No. 2-82253 amending such Registration Statement and the related prospectus for the Cincinnati Bell Inc. Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D.
Basket III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Post-Effective Amendment and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1996.


                                               /s/ James D. Kiggen
                                               -------------------------
                                               James D. Kiggen
                                               Director

STATE OF OHIO      )
                   )SS:
COUNTY OF HAMILTON )


     On the 16th day of December, 1996, personally appeared before me James
D. Kiggen, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 16th day of December, 1996.


                                               /s/ Mary Janet Edwards
                                               -------------------------
                                               Notary Public

                                                  MARY JANET EDWARDS
                                              Notary Public, State of Ohio
                                           My Commission Expires Feb. 11, 1997

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Post-Effective Amendment to Registration Statement No. 2-82253 amending such Registration Statement and the related prospectus for the Cincinnati Bell Inc. Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D.
Basket III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Post-Effective Amendment and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1996.


                                               /s/ John T. LaMacchia
                                               -------------------------
                                               John T. LaMacchia
                                               Director

STATE OF OHIO      )
                   )SS:
COUNTY OF HAMILTON )


     On the 16th day of December, 1996, personally appeared before me John T. LaMacchia, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 16th day of December, 1996.


                                               /s/ Mary Janet Edwards
                                               -------------------------
                                               Notary Public

                                                  MARY JANET EDWARDS
                                              Notary Public, State of Ohio
                                           My Commission Expires Feb. 11, 1997

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Post-Effective Amendment to Registration Statement No. 2-82253 amending such Registration Statement and the related prospectus for the Cincinnati Bell Inc. Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D.
Basket III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Post-Effective Amendment and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1996.


                                               /s/ Charles S. Mechem, Jr.
                                               ---------------------------
                                               Charles S. Mechem, Jr.
                                               Director

STATE OF OHIO      )
                   )SS:
COUNTY OF HAMILTON )


     On the 16th day of December, 1996, personally appeared before me Charles
S. Mechem, Jr., to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 16th day of December, 1996.


                                               /s/ Mary Janet Edwards
                                               -------------------------
                                               Notary Public

                                                  MARY JANET EDWARDS
                                              Notary Public, State of Ohio
                                           My Commission Expires Feb. 11, 1997

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Post-Effective Amendment to Registration Statement No. 2-82253 amending such Registration Statement and the related prospectus for the Cincinnati Bell Inc. Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D.
Basket III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Post-Effective Amendment and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1996.


                                               /s/ Mary D. Nelson
                                               -------------------------
                                               Mary D. Nelson
                                               Director

STATE OF OHIO      )
                   )SS:
COUNTY OF HAMILTON )


     On the 16th day of December, 1996, personally appeared before me Mary D. Nelson, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 16th day of December, 1996.


                                               /s/ Mary Janet Edwards
                                               -------------------------
                                               Notary Public

                                                  MARY JANET EDWARDS
                                              Notary Public, State of Ohio
                                           My Commission Expires Feb. 11, 1997

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Post-Effective Amendment to Registration Statement No. 2-82253 amending such Registration Statement and the related prospectus for the Cincinnati Bell Inc. Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D.
Basket III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Post-Effective Amendment and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1996.


                                               /s/ James F. Orr
                                               -------------------------
                                               James F. Orr
                                               Director

STATE OF OHIO      )
                   )SS:
COUNTY OF HAMILTON )


     On the 16th day of December, 1996, personally appeared before me James
F. Orr, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 16th day of December, 1996.


                                               /s/ Mary Janet Edwards
                                               -------------------------
                                               Notary Public

                                                  MARY JANET EDWARDS
                                              Notary Public, State of Ohio
                                           My Commission Expires Feb. 11, 1997

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Post-Effective Amendment to Registration Statement No. 2-82253 amending such Registration Statement and the related prospectus for the Cincinnati Bell Inc. Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D.
Basket III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Post-Effective Amendment and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1996.


                                               /s/ Brian H. Rowe
                                               -------------------------
                                               Brian H. Rowe
                                               Director

STATE OF OHIO      )
                   )SS:
COUNTY OF HAMILTON )


     On the 16th day of December, 1996, personally appeared before me Brian
H. Rowe, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 16th day of December, 1996.


                                               /s/ Mary Janet Edwards
                                               -------------------------
                                               Notary Public

                                                  MARY JANET EDWARDS
                                              Notary Public, State of Ohio
                                           My Commission Expires Feb. 11, 1997

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Post-Effective Amendment to Registration Statement No. 2-82253 amending such Registration Statement and the related prospectus for the Cincinnati Bell Inc. Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D.
Basket III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Post-Effective Amendment and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1996.


                                               /s/ David B. Sharrock
                                               -------------------------
                                               David B. Sharrock
                                               Director

STATE OF OHIO      )
                   )SS:
COUNTY OF HAMILTON )


     On the 16th day of December, 1996, personally appeared before me David
B. Sharrock, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 16th day of December, 1996.


                                               /s/ Mary Janet Edwards
                                               -------------------------
                                               Notary Public

                                                  MARY JANET EDWARDS
                                              Notary Public, State of Ohio
                                           My Commission Expires Feb. 11, 1997